UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2017

CSA HOLDINGS INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-55550	68-0683334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4704 Harlan Street, Suite 101

Denver, CO 80212

(Address of Principal Executive Offices) (Zip Code)

(720) 536-5824

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) Dismissal of Previous Independent Accountant

On July 24, 2017, CSA Holdings Inc. (“the Company”) dismissed WSRP LLC (“WSRP”) as the Company’s independent registered accounting firm, effective immediately. WSRP engagement ended with the filing on April 26, 2017 of the Company’s Form 10-K for the audit period as of and for the year ended December 31, 2015. WSRP was formally dismissed by the Company’s Board of Directors on July 24, 2017.

During the years ended December 31, 2015 and December 31, 2014 and the interim period through April 26, 2017, there were no (i) disagreements with WSRP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report, or (ii) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The audit reports of WSRP on the Company’s consolidated financial statements as of and for the years ended December 31, 2015 and December 31, 2014, did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles except that such reports contained an uncertainty about the Company’s ability to continue as a going concern. WSRP’s audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting and WSRP did not express any such opinion.

[A letter from WSRP is attached as Exhibit 16.1 to this Form 8-K.]

(b) Engagement of New Independent Accountant

On July 24, 2017, the Board of Directors of the Company approved the engagement of Thayer O’Neal Company LLC (“Thayer O’Neal”) as the Company’s new independent registered public accounting firm for the Company’s fiscal year ending December 31, 2016.

During the fiscal years ended December 31, 2015 and December 31, 2014, neither the Company nor anyone on its behalf consulted Thayer O’Neal regarding either (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

16.1	Letter dated Oct 24th, 2017 from WSRP to the Securities Exchange Commission

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SIGNATURE

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CSA Holdings Inc.

Date: October 24th, 2017	By:	/s/ Thomas Siciliano
Thomas Siciliano
President

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